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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: April 23, 1998

                                RENO AIR, INC.

            (Exact name of registrant as specified in its charter)

  Nevada                            0-20360                     88-0259913
(State or other jurisdiction    (Commission File            (IRS Employer
 of incorporation)               Number)                     Identification No.)


                220 Edison Way                          89502
              Reno, Nevada 89502                      (Zip Code)
   (Address of Principal Executive Offices)


                                (702) 954-5000
             (Registrant's telephone number, including area code)
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ITEM 5. Other Events

        On April 23, 1998, Reno Air, Inc. ("Reno Air") issued a news release announcing that it had significantly reduced its workforce pursuant to a restructuring of its organization. The news release is attached hereto as
Exhibit 99.


ITEM 7. Financial Statements and Exhibits

(c) Exhibits


Designation                             Description
-----------                             -----------

99 Reno Air news release dated April 23, 1998, announcing that it had significantly reduced its workforce pursuant to a restructuring of its organization.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        RENO AIR, INC.

        By: /s/ Steven A. Rossum
        Steven A. Rossum
        Senior Vice President, General Counsel
        and Corporate Secretary